UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2021

XERIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38536	20-3352427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 N. LaSalle Street, Suite 1600

Chicago, Illinois 60601

(Address of principal executive offices, including zip code)

(844) 445-5704

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XERS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Entry into a Material Definitive Agreement.

Registered Direct Offering of Shares

On March 11, 2021, Xeris Pharmaceuticals, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with the purchasers identified therein (the “Purchasers”), pursuant to which the Company agreed to sell and issue, in a registered direct offering, 6,553,398 shares of common stock, par value $0.0001 per share (the “Shares”), at a purchase price of $4.12 per Share (the “Registered Offering”) for aggregate gross proceeds of $27.0 million, before deducting offering expenses. The Purchase Agreement contains customary representations, warranties and agreements by the Company and the Purchasers and customary conditions to closing. The Registered Offering is expected to close on March 15, 2021, subject to satisfaction of customary closing conditions.

Purchasers in the Registered Offering consist of funds associated with Deerfield Management Company, L.P. (“Deerfield”), which are existing investors in the Company.

The Shares were offered by the Company pursuant to an automatically effective shelf registration statement on Form S-3, which was originally filed with the Securities and Exchange Commission (the “Commission”) on August 6, 2019 (File No. 333-233061) and declared effective by the Commission on August 21, 2019.

The representations, warranties and covenants contained in the Purchase Agreement were made only for the purpose of such agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the form of the Purchase Agreement, a copy of which is filed hereto as Exhibit 10.1 and incorporated by reference herein.

The legal opinion of Goodwin Procter LLP relating to the legality of the issuance and sale of the Shares is filed as Exhibit 5.1 hereto.

Item 8.01	Other Events

On March 11, 2021, the Company issued a press release announcing the Registered Offering. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Exhibit 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Goodwin Procter LLP

10.1	Form of Securities Purchase Agreement

23.1	Consent of Goodwin Procter LLP (contained in Exhibit 5.1)

99.1	Press Release dated March 11, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2021	Xeris Pharmaceuticals, Inc.

	By:	/s/ Barry M. Deutsch
Barry M. Deutsch
Chief Financial Officer